UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2002

     ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, as Certificate Administrator. On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
2002-CB1 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2002-CB1
-------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  November 25, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A        50,000,000.00    41,678,631.24    1,251,876.44     78,935.41   1,330,811.85     0.00        0.00       40,426,754.80
A2A       117,592,000.00    96,870,343.90    3,117,390.16    180,961.55   3,298,351.71     0.00        0.00       93,752,953.74
A2B        20,751,000.00    18,448,593.76      346,376.68     37,004.53     383,381.21     0.00        0.00       18,102,217.08
M1         15,891,000.00    15,891,000.00            0.00     37,346.47      37,346.47     0.00        0.00       15,891,000.00
M2         12,950,000.00    12,950,000.00            0.00     36,008.75      36,008.75     0.00        0.00       12,950,000.00
B1          7,063,000.00     7,063,000.00            0.00     23,591.56      23,591.56     0.00        0.00        7,063,000.00
B2          8,240,000.00     8,240,000.00            0.00     40,291.30      40,291.30     0.00        0.00        8,240,000.00
N          12,900,000.00     6,978,998.66      708,618.24     55,541.20     764,159.44     0.00        0.00        6,270,380.42
R                   0.00             0.00            0.00          0.00           0.00     0.00        0.00                0.00
TOTALS    245,387,000.00   208,120,567.56    5,424,261.52    489,680.77   5,913,942.29     0.00        0.00      202,696,306.04

AIO        73,130,000.00    73,130,000.00            0.00    255,882.25     255,882.25     0.00        0.00       73,130,000.00
X         235,429,185.40   204,084,433.72            0.00          0.00           0.00     0.00        0.00      199,368,790.43
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------     -------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                       ENDING                        PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL         PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ----------------------------

A1A       12489WEG5       833.57262480   25.03752880  1.57870820    26.61623700     808.53509600       A1A         2.200000 %
A2A       12489WEN0       823.78345381   26.51022314  1.53889338    28.04911652     797.27323066       A2A         2.170000 %
A2B       12489WEP5       889.04601031   16.69204761  1.78326490    18.47531252     872.35396270       A2B         2.330000 %
M1        12489WEJ9     1,000.00000000    0.00000000  2.35016487     2.35016487   1,000.00000000       M1          2.730000 %
M2        12489WEK6     1,000.00000000    0.00000000  2.78059846     2.78059846   1,000.00000000       M2          3.230000 %
B1        12489WEL4     1,000.00000000    0.00000000  3.34016140     3.34016140   1,000.00000000       B1          3.880000 %
B2        12489WEM2     1,000.00000000    0.00000000  4.88972087     4.88972087   1,000.00000000       B2          5.680000 %
N         N/A             541.00764806   54.93164651  4.30551938    59.23716589     486.07600155       N           9.550000 %
TOTALS                    848.13200194   22.10492618  1.99554487    24.10047105     826.02707576

AIO       12489WEH3     1,000.00000000    0.00000000  3.49900520     3.49900520   1,000.00000000       AIO         4.200000 %
X         N/A             866.86123207    0.00000000  0.00000000     0.00000000     846.83124606       X           0.000000 %
-------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Gouri Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   November 25, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  866,687.99
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          866,687.99
Sec. 4.06(iii) Extra Principal Distribution Amount                      114,830.94

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             50,250.00
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             50,250.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                  71.334.334.93
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  128,034,455.50

Sec. 4.06(vii) Total Beginning Number of Loans                         2,243.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                   997.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                 1,246.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,196.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                       980.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,216.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.80%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   9.89%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.75%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 264.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 328.00


Sec. 4.06(viii)Loans Delinquent


        Group 1
                                                  Principal
       Category              Number                Balance               Percentage
1 Month                          98            6,508,777.51                  9.12 %
2 Month                          51            3,315,728.68                  4.65 %
3 Month                         300           19,793,954.62                 27.75 %
Total                           449           29,618,460.81                 41.52 %

        Group 2
                                                  Principal
       Category              Number                Balance               Percentage
1 Month                          93            9,767,923.54                  7.63 %
2 Month                          56            5,634,529.34                  4.40 %
3 Month                         187           19,218,903.29                 15.01 %
 Total                          336           34,621,356.17                 27.04 %


        Group Totals
                                                  Principal
       Category              Number                Balance               Percentage
1 Month                         191           16,276,701.05                  8.16 %
2 Month                         107            8,950,258.02                  4.49 %
3 Month                         487           39,012,857.91                 19.57 %
 Total                          785           64,239,816.98                 32.22 %


Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   November 25, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
          65              5,488,868.98                 7.69 %

 Group 2
                        Principal
 Number                 Balance               Percentage
          63              6,951,861.57                 5.43 %

Group Totals
                        Principal
 Number                 Balance               Percentage
         128             12,440,730.55                 6.24 %




Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
                        Principal
 Number                 Balance               Percentage
         205             12,526,983.27                17.56 %

 Group 2
                        Principal
 Number                 Balance               Percentage
          99              9,632,903.57                 7.52 %

Group Totals
                        Principal
 Number                 Balance               Percentage
         304             22,159,886.84                11.12 %




Sec. 4.06(ix)Loans in REO

 Group 1
                        Principal
 Number                 Balance               Percentage
          10                544,327.85                 0.76 %

 Group 2
                        Principal
 Number                 Balance               Percentage
          16              1,829,523.37                 1.43 %

Group Totals
                        Principal
 Number                 Balance               Percentage
          26              2,373,851.22                 1.19 %



Sec. 4.06(x) Reperforming Loans                                            203
Sec. 4.06(x) Reperforming Loan Balances                          14,908,513.53

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                     1,207,913.81
Principal Prepayments Group 2                                     3,415,933.65

Sec. 4.06(xii) Prepayment Penalties/Premiums                         62,552.39

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                          88,980.92
Current Realized Losses Incurred in Group 2                          25,850.02
Cummulative Realized Losses Incurred in Group 1                     297,628.44
Cummulative  Realized Losses Incurred in Group 2                     46,151.87




                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 25, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00



Current Period Relief Act Interest Shortfalls                       196.18

Class A1A Interest Accrual Relief Act Reduction                  22.44
Class A2A Interest Accrual Relief Act Reduction                  51.45
Class A2B Interest Accrual Relief Act Reduction                  10.52
Class AIO Interest Accrual Relief Act Reduction                  72.75
Class M1  Interest Accrual Relief Act Reduction                  10.62
Class M2  Interest Accrual Relief Act Reduction                  10.24
Class B1  Interest Accrual Relief Act Reduction                  6.71
Class B2  Interest Accrual Relief Act Reduction                  11.46
Total Class Interest Accrual Relief Act Reduction                196.18


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                  0.00

Sec. 4.06(xxi) Trustee Fee Paid                                  1,530.63

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                 14,8200%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                        6,159,052.80
Interest Remittance Amount                             1,558,240.45
Principal Remittance Amount                            4,600,812.35

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

